                                                                    EXHIBIT 99.1
                                                                    ------------
FOR IMMEDIATE RELEASE

                                                                     Page 1 of 5

COMPANY CONTACT:


Robert E. Collins
Chief Financial Officer
(408) 866-3666

            P-COM, INC. ANNOUNCES RESULTS FOR SECOND QUARTER OF 1999
--------------------------------------------------------------------------------

     CAMPBELL, CA, USA (August 10, 1999) -- P-Com, Inc. (NASDAQ National Market:
PCMS) reported results for its second quarter ended June 30, 1999 with sales of $36.0 million compared to sales of $63.5 million for the same period in 1998, a decline of 43%.

     For the six months ended June 30, 1999, sales were $74.1 million, compared to sales of $122.1 million for the same period in 1998, a decrease of 39%.

     The Company's net loss applicable to holders of Common Stock was $66.8 million for the second quarter of 1999, which includes one-time charges aggregating $36.5 million, and a charge of $12.2 million associated with the June 1999 exchange of the Series B Convertible Preferred Stock into Common Stock, compared to a net loss of $0.2 million for the comparable period last year. The net loss of $1.29 per dilutive share with weighted average common and common equivalent shares of 51.9 million in the second quarter of 1999 compares to a net loss per dilutive share of $0.00 with weighted average common and common equivalent shares of 44.3 million for the second quarter of 1998.

     During the second quarter the Company reviewed its current run rates and based on the significant downturn in its business recorded one-time charges aggregating $36.5 million which included an $11.8 million allowance for doubtful accounts receivable and $21.4 million in inventory write-downs and other related charges. Excluding the reduction of equity due to the June 1999 exchange of the Series B Convertible Preferred Stock into shares of the Company's Common Stock, and the $36.5 million loss on the one-time charges, the Company's net loss would have been $18.1 million and the net loss for the second quarter of 1999 would have been $0.35 per dilutive share.
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                                                                     Page 2 of 5


     For the six months ended June 30, 1999, the Company's net loss applicable to holders of Common Stock was $72.6 million, which includes the one-time charges aggregating $36.5 million, and the $12.2 million charge associated with the exchange of the Series B Convertible Preferred Stock described above. This compares to net loss of $5.3 million for the comparable six-month period last year, which includes a $15.4 million in-process research and development charge taken in the first quarter of 1998 associated with the acquisition of the Cylink Wireless Group. The diluted net loss of $1.49 per share with weighted average common shares of 48.6 million in the first six months of 1999 compares to diluted net loss per share of $0.12 with weighted average common and common equivalent shares of 43.1 million for the prior year's first six months.

     The results of operations for the first six months of 1999, without giving effect to the reduction of equity due to the exchange of the Series B Convertible Preferred Stock and one-time charges aggregating $36.5 million in the second quarter, would have been a net loss of $23.9 million or a net loss of $0.49 per dilutive share with weighted average common and common equivalent shares of 48.6 million.

     The Company also announced today that it is seeking and evaluating various alternatives, including a possible sale for two of its business units, Control Resources Corporation and Technosystem S. p. A., which the Company believes are not part of its long-term strategy.

     P-Com's Chief Financial Officer, Robert E. Collins, commented "During the second quarter, we strengthened our balance sheet with proceeds of $40.0 million from the sale of 10.1 million newly issued shares of Common Stock, and also eliminated all of our outstanding Series B Convertible Preferred Stock by exchanging it for newly issued Common Stock. The capital infusion enabled us to meet our debt obligations to date and provide working capital for ongoing point-to-multipoint development efforts." Referring to the inventory writedowns, Mr. Collins observed, "Inventories are now better in line with our current run rates and we are continuing our efforts to reduce operating expenses without jeopardizing development efforts or our ability to meet our customers' needs."

     P-Com's Chairman and Chief Executive Officer, George P. Roberts, said
"While the current period has proven difficult for P-Com, we are encouraged by the results of our point-to-multipoint product development efforts, the strengthening in our core businesses and our ability to penetrate key new business accounts. Streamlining the Company and concentrating on our core businesses will allow us to focus our management and engineering resources on new product development and improved financial performance."
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                                                                     Page 3 of 5

     P-Com, Inc. develops, manufactures and markets network access systems for the worldwide wireless telecommunications market. The point-to-point, spread spectrum, and point-to-multipoint radio links provided by P-Com are designed to satisfy the network requirements of cellular and personal communications services, corporate communications, public utilities and local governments. In addition, P-Com provides comprehensive network services, including system and program planning and management, path design and installation. P-Com also provides cost efficient network performance monitoring devices.

     Statements in this release that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in this release. Such factors may include, but are not limited to, reliance upon subcontractors, fluctuations in customer demand and commitments, both in timing and volume, introduction of new products, commercial acceptance and viability of new products and expenses associated therewith, cancellations of orders without penalties, pricing and competition, the Company's ability to have available an appropriate amount of production capacity in a timely manner, the ability of the Company's customers to finance their purchases of the Company's products and/or services, the timing of new technology and product introductions, the risk of early obsolescence, and the pending stockholder class action lawsuits. Further, the Company operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Company's control, such as announcements by competitors and service providers. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q.

     P-Com, Inc., with world headquarters in Campbell, California, USA and offices in Florida, New Jersey, Virginia, the UK, Italy, France, Germany, Poland, and China, is an ISO 9001 certified company. For additional information, contact P-Com at:

                                  P-Com, Inc.
                           3175 Winchester Boulevard
                               Campbell, CA 95008
                                      USA
                              TEL:  (408) 866-3666
                              FAX:  (408) 866-3655

                                 www.p-com.com
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                                                                     Page 4 of 5

                                  P-COM, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                                                 June 30,
                                                                                                   1999        December 31,
                                                                                                (unaudited)        1998
                                                                                                -----------    ------------
ASSETS
Current assets:
   Cash and cash equivalents                                                                      $ 47,601         $ 29,241
   Accounts receivable, net of allowance for doubtful account of $7,495                             35,339           50,533
   Inventory                                                                                        60,609           79,026
   Prepaid expenses and notes receivable                                                            17,756           21,949
                                                                                                  --------         --------
      Total current assets                                                                         161,305          180,749

Property and equipment, net                                                                         45,382           52,086
Deferred income taxes                                                                                9,678            9,678
Goodwill and other assets                                                                           66,682           71,845
                                                                                                  --------         --------
                                                                                                  $283,047         $314,358
                                                                                                  ========         ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                                               $ 30,865         $ 39,618
   Accrued employee benefits                                                                         3,986            3,345
   Other accrued liabilities                                                                        14,724           10,318
   Notes payable                                                                                    49,800           46,360
                                                                                                  --------         --------
      Total current liabilities                                                                     99,375           99,641
                                                                                                  --------         --------

Long-term debt                                                                                      68,632           92,769
                                                                                                  --------         --------

Series B Mandatorily Redeemable Convertible Preferred Stock                                             --           13,559
                                                                                                  --------         --------

Mandatorily Redeemable Common Stock Warrants                                                         3,839            1,839
                                                                                                  --------         --------
Stockholders' equity:
   Series A Preferred Stock                                                                                              --
   Common Stock                                                                                          6                5
   Additional paid-in capital                                                                      213,403          145,246
   Accumulated deficit                                                                             (99,190)         (38,783)
   Accumulated other comprehensive income                                                           (3,018)              82
                                                                                                  --------         --------
      Total stockholders' equity                                                                   111,201          106,550
                                                                                                  --------         --------
                                                                                                  $283,047         $314,358
                                                                                                  ========         ========

  The accompanying notes are an integral part of these consolidated financial statements.

                                  P-COM, INC.
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands, except per share data, unaudited)

                                                                        Three Months Ended June 30,  Six Months Ended June 30,
                                                                            1999           1998         1999          1998
                                                                          --------       --------     --------      --------
                                                                                        (restated)                 (restated)
Sales:
   Product                                                                $ 27,088       $54,549      $ 54,722      $105,970
   Service                                                                   8,954         8,910        19,368        16,126
                                                                          --------       -------      --------      --------
      Total sales                                                           36,042        63,459        74,090       122,096
                                                                          --------       -------      --------      --------
Cost of sales:
   Product                                                                  43,252        32,788        62,327        61,635
   Service                                                                   5,825         5,952        13,398        10,617
                                                                          --------       -------      --------      --------
      Total cost of sales                                                   49,077        38,740        75,725        72,252
                                                                          --------       -------      --------      --------
Gross profit (loss)                                                        (13,035)       24,719        (1,635)       49,844
                                                                          --------       -------      --------      --------
Operating expenses:
   Research and development                                                  9,579        10,192        19,219        17,920
   Selling and marketing                                                     5,745         6,438        10,880        10,663
   General and administrative                                               21,576         4,871        27,277         8,762
   Goodwill amortization                                                     2,054         2,094         4,108         2,792
   Acquired in-process research and development                                 --            --            --        15,442
                                                                          --------       -------      --------      --------
      Total operating expenses                                              38,954        23,595        61,484        55,579
                                                                          --------       -------      --------      --------
Income (loss) from operations                                              (51,989)        1,124       (63,119)       (5,735)
Interest expense                                                            (2,425)       (1,833)       (4,743)       (3,599)
Interest income                                                                180           346           401         1,228
Other income (expense), net                                                   (129)           45            22            65
                                                                          --------       -------      --------      --------
Loss before extraordinary item and income taxes                            (54,363)         (318)      (67,439)       (8,041)
Provision (benefit) for income taxes                                           252          (108)          252        (2,734)
                                                                          --------       -------      --------      --------
Loss before extraordinary item                                             (54,615)         (210)      (67,691)       (5,307)
Extraordinary item: gain on retirement of Notes                                 --            --         7,284            --
                                                                          --------       -------      --------      --------
Net loss                                                                   (54,615)      $  (210)     $(60,407)     $ (5,307)
Charge related to conversion of Preferred Stock to Common Stock            (12,190)           --       (12,190)           --
                                                                          --------       -------      --------      --------
Net loss applicable to holders of Common Stock                             (66,805)      $  (210)     $(72,597)     $ (5,307)
                                                                          ========       =======      ========      ========
Basic loss per share:
   Loss before extraordinary item                                         $  (1.29)      $ (0.00)     $  (1.64)     $  (0.12)
   Extraordinary item                                                           --            --          0.15            --
                                                                          --------       -------      --------      --------
   Net loss                                                               $  (1.29)      $ (0.00)     $  (1.49)     $  (0.12)
                                                                          ========       =======      ========      ========
Diluted loss per share:
   Loss before extraordinary item                                         $  (1.29)      $ (0.00)     $  (1.64)     $  (0.12)
   Extraordinary item                                                           --            --          0.15            --
                                                                          --------       -------      --------      --------
   Net loss                                                               $  (1.29)      $ (0.00)     $  (1.49)     $  (0.12)
                                                                          ========       =======      ========      ========
Shares used in per share computation:
   Basic                                                                    51,872        43,201        48,584        43,077
                                                                          ========       =======      ========      ========
   Diluted                                                                  51,872        44,253        48,584        43,077
                                                                          ========       =======      ========      ========

  The accompanying notes are an integral part of these consolidated financial statements.